NUVEEN WINSLOW LARGE-CAP GROWTH ESG FUND

SUPPLEMENT DATED MARCH 21, 2023

TO THE SUMMARY PROSPECTUS DATED NOVEMBER 30, 2022

Steve M. Hamill, CFA, Senior Managing Director, Portfolio Manager and Analyst, has been named a portfolio manager of Nuveen Winslow Large-Cap Growth ESG Fund. Justin H. Kelly, Patrick M. Burton and Stephan C. Petersen will continue to serve as portfolio managers for the Fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-WINSLS-0323P